EXHIBIT 24
                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint JAMES M. HERRON, SERGE G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of debt securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 17th day of April, 1995.

                              Arthur H. Bernstein
STATE OF FLORIDA    )
                    ) ss:
COUNTY OF DADE      )

The foregoing instrument was acknowledged before me this 17th day of April, 1995 by Arthur H. Bernstein, personally known to me and known to me to be the person described therein and who executed the foregoing instrument, having acknowledged that he or she executed said instrument for the purposes therein expressed.


                              Notary Public

My Commission Expires: January 21, 1998

(Seal)

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint JAMES M. HERRON, SERGE G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of debt securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 16th day of April, 1995.



                              Edward T. Foote II
STATE OF FLORIDA    )
                    ) ss:
COUNTY OF DADE      )

The foregoing instrument was acknowledged before me this 16th day of April, 1995 by Edward T. Foote II, personally known to me and known to me to be the person described therein and who executed the foregoing instrument, having acknowledged that he or she executed said instrument for the purposes therein expressed.

                              Notary Public

My Commission Expires: February 23, 1999

(Seal)

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint JAMES M. HERRON, SERGE G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of debt securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 17th day of April, 1995.

                              John A. Georges
STATE OF FLORIDA    )
                    ) ss:
COUNTY OF DADE      )

The foregoing instrument was acknowledged before me this 17th day of April, 1995 by John A. Georges, personally known to me and known to me to be the person described therein and who executed the foregoing instrument, having acknowledged that he or she executed said instrument for the purposes therein expressed.

                              Notary Public

My Commission Expires: January 21, 1998

(Seal)

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint JAMES M. HERRON, SERGE G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of debt securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 14th day of April, 1995.

                              Vernon E. Jordan, Jr.
STATE OF FLORIDA    )
                    ) ss:
COUNTY OF DADE      )

The foregoing instrument was acknowledged before me this 14th day of April, 1995 by Vernon E. Jordan, Jr., personally known to me and known to me to be the person described therein and who executed the foregoing instrument, having acknowledged that he or she executed said instrument for the purposes therein expressed.

                              Notary Public

My Commission Expires: January 21, 1998

(Seal)

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint JAMES M. HERRON, SERGE G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of debt securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 17th day of April, 1995.

                              Howard C. Kauffmann
STATE OF FLORIDA    )
                    ) ss:
COUNTY OF DADE      )

The foregoing instrument was acknowledged before me this 17th day of April, 1995 by Howard C. Kauffmann, personally known to me and known to me to be the person described therein and who executed the foregoing instrument, having acknowledged that he or she executed said instrument for the purposes therein expressed.

                              Notary Public

My Commission Expires: January 21, 1998

(Seal)

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint JAMES M. HERRON, SERGE G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of debt securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 13th day of April, 1995.

                              David T. Kearns
STATE OF FLORIDA    )
                    ) ss:
COUNTY OF DADE      )

The foregoing instrument was acknowledged before me this 13th day of April, 1995 by David T. Kearns, personally known to me and known to me to be the person described therein and who executed the foregoing instrument, having acknowledged that he or she executed said instrument for the purposes therein expressed.

                              Notary Public

My Commission Expires: January 21, 1998

(Seal)

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint JAMES M. HERRON, SERGE G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of debt securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 12th day of April, 1995.

                              Lynn M. Martin
STATE OF FLORIDA    )
                    ) ss:
COUNTY OF DADE      )

The foregoing instrument was acknowledged before me this 12th day of April, 1995 by Lynn M. Martin, personally known to me and known to me to be the person described therein and who executed the foregoing instrument, having acknowledged that he or she executed said instrument for the purposes therein expressed.

                              Notary Public

My Commission Expires: December 26, 1996

(Seal)

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint JAMES M. HERRON, SERGE G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of debt securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 12th day of April, 1995.

                              James W. McLamore
STATE OF FLORIDA    )
                    ) ss:
COUNTY OF DADE      )

The foregoing instrument was acknowledged before me this 12th day of April, 1995 by James W. McLamore, personally known to me and known to me to be the person described therein and who executed the foregoing instrument, having acknowledged that he or she executed said instrument for the purposes therein expressed.

                              Notary Public

My Commission Expires: December 10, 1995

(Seal)

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint JAMES M. HERRON, SERGE G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of debt securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 17th day of April, 1995.

                              Paul J. Rizzo
STATE OF FLORIDA    )
                    ) ss:
COUNTY OF DADE      )

The foregoing instrument was acknowledged before me this 17th day of April, 1995 by Paul J. Rizzo, personally known to me and known to me to be the person described therein and who executed the foregoing instrument, having acknowledged that he or she executed said instrument for the purposes therein expressed.

                              Notary Public

My Commission Expires: January 21, 1998

(Seal)

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint JAMES M. HERRON, SERGE G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of debt securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 17th day of April, 1995.

                              Donald V. Seibert
STATE OF FLORIDA    )
                    ) ss:
COUNTY OF DADE      )

The foregoing instrument was acknowledged before me this 17th day of April, 1995 by Donald V. Seibert, personally known to me and known to me to be the person described therein and who executed the foregoing instrument, having acknowledged that he or she executed said instrument for the purposes therein expressed.

                              Notary Public

My Commission Expires: January 21, 1998

(Seal)

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint JAMES M. HERRON, SERGE G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of debt securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 13th day of April, 1995.

                              Hicks B. Waldron
STATE OF FLORIDA    )
                    ) ss:
COUNTY OF DADE      )

The foregoing instrument was acknowledged before me this 13th day of April, 1995 by Hicks B. Waldron, personally known to me and known to me to be the person described therein and who executed the foregoing instrument, having acknowledged that he or she executed said instrument for the purposes therein expressed.

                              Notary Public

My Commission Expires: January 21, 1998

(Seal)

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint JAMES M. HERRON, SERGE G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of debt securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 17th day of April, 1995.

                              Alva O. Way
STATE OF FLORIDA    )
                    ) ss:
COUNTY OF DADE      )

The foregoing instrument was acknowledged before me this 17th day of April, 1995 by Alva O. Way, personally known to me and known to me to be the person described therein and who executed the foregoing instrument, having acknowledged that he or she executed said instrument for the purposes therein expressed.

                              Notary Public

My Commission Expires: January 21, 1998

(Seal)

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint JAMES M. HERRON, SERGE G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of debt securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 17th day of April, 1995.

                              Mark H. Willes
STATE OF FLORIDA    )
                    ) ss:
COUNTY OF DADE      )

The foregoing instrument was acknowledged before me this 17th day of April, 1995 by Mark H. Willes, personally known to me and known to me to be the person described therein and who executed the foregoing instrument, having acknowledged that he or she executed said instrument for the purposes therein expressed.

                              Notary Public

My Commission Expires: January 21, 1998

(Seal)